CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED OCTOBER 28, 2016,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 1, 2016,

AS RESTATED MARCH 1, 2016, AND UPDATED JULY 20, 2016 AND JULY 29, 2016

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

HIGH YIELD FUND

Effective December 2, 2016, PENN Capital Management Co., Inc. (“PENN Capital”) is no longer an investment sub-adviser of the High Yield Fund. As such, all references to PENN Capital are removed from the SAI.

Effective December 2, 2016, Eaton Vance Management (“Eaton Vance”) will commence as a new investment sub-adviser to the High Yield Fund.

Effective December 2, 2016, the following is added to the Other Accounts Managed by Portfolio Managers disclosure related to the Emerging Markets Equity Fund in the Portfolio Manager Disclosure table on page 64 of the SAI:

Eaton Vance Managers

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Michael W. Weilheimer(1)(*)	6	$11.3 billion	3	$474.2 million	9	$1.5 billion
Kelley Baccei(1)	2	$2.2 billion	1	$259.8 million	0	$0
Stephen Concannon(1)	3	$8.7 billion	0	$0	0	$0

(1)	Information is as of August 31, 2016.
(*)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

Effective December 2, 2016, the following is added to the information under Portfolio Manager Compensation beginning on page 67 of the SAI:

Eaton Vance Managers (“Eaton Vance”)

Eaton Vance Portfolio Manager Compensation Structure. Compensation of portfolio managers and other investment professionals at Eaton Vance has three primary components:

1.	Base salary;

2.	Annual cash bonus; and

3.	Annual stock-based compensation consisting of options to purchase shares of EVC nonvoting common stock and restricted shares of EVC’s nonvoting common stock

Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Portfolio Manager Compensation. Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds with an investment objective other than total return (such as current income), consideration is given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) includes consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year based on changes in manager performance and other factors as described herein. For a high-performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Effective December 2, 2016, the following is added to the information under Potential Conflicts of Interest beginning on page 79 of the SAI:

Eaton Vance Managers (“Eaton Vance”)

At a firm level, it is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the investments of one client account on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts the portfolio manager advises.

In addition, due to differences in the investment strategies or restrictions between accounts, the portfolio manager may take action with respect to an account that differs from the action taken with respect to one or more other accounts. In some cases, accounts managed by a portfolio manager may compensate Eaton Vance based on the performance of the securities held by those accounts. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Investment performance is considered on an aggregate basis and thus our portfolio managers are not incentivized to favor one product or account to the detriment of another.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE